UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 31, 2009

DEERFIELD CAPITAL CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-32551	20-2008622
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6250 North River Road, Rosemont, Illinois		60018
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(773) 380-1600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2009, a subsidiary of Deerfield Capital Corp. (the "Company"), entered into three supplemental indentures (the "Supplemental Indentures") with respect to the trust preferred securities issued by each of Deerfield Capital Trust I, Deerfield Capital Trust II and Deerfield Capital Trust III (collectively, the "Trust Preferred Securities").

The first Supplemental Indenture is by and among Deerfield Capital LLC, a wholly-owned subsidiary of the Company ("DC LLC"), The Bank of New York Mellon Trust Company, National Association (as successor to JPMorgan Chase Bank, National Association) ("BNY Mellon"), in its capacity as trustee, and with respect to certain provisions, each of BNY Mellon, in its capacity as property trustee, Deerfield Capital Trust I, Taberna Preferred Funding III, Ltd. and Taberna Preferred Funding V, Ltd. The second Supplemental Indenture is by and among, DC LLC, BNY Mellon, in its capacity as trustee, and with respect to certain provisions, each of BNY Mellon, in its capacity as property trustee, Deerfield Capital Trust II and Taberna Preferred Funding VII Ltd. The third Supplemental Indenture is by and among, DC LLC, BNY Mellon, in its capacity as trustee, and with respect to certain provisions, each of BNY Mellon, in its capacity as property trustee, Deerfield Capital Trust III, Taberna Preferred Funding VIII, Ltd. and Taberna Preferred Funding IX, Ltd.

The Supplemental Indentures amend the minimum consolidated net worth covenants (the "Net Worth Covenants") contained in the indentures governing the Trust Preferred Securities to (i) permanently decrease the net worth required by the Net Worth Covenants from $175 million to $50 million and (ii) provide that the initial measurement date for compliance with the Net Worth Covenants will be September 30, 2012.

The Supplemental Indentures also contain provisions prohibiting the Company from incurring additional indebtedness until the Trust Preferred Securities have been paid and satisfied in full, except for indebtedness permitted to be incurred in accordance with provisions that are substantially similar to the provisions of the agreements governing the Series A Senior Secured Notes and Series B Senior Secured Notes issued in connection with the Company’s acquisition of Deerfield & Company LLC in December 2007 (the "Series A and Series B Notes"). In particular, until the Trust Preferred Securities have been paid and satisfied in full, the Company may not incur any indebtedness other than:

• debt associated with the Series A and Series B Notes;
• debt incurred in the ordinary course of business consistent with guidelines established by the Company’s board of directors under any warehouse financing or repurchase obligations, and non-recourse debt incurred in connection with the financing of investment positions in financial assets;
• debt under hedging obligations with respect to interest rates or foreign currency exchange rates entered into in the ordinary course for hedging purposes and not for speculative purposes;
• debt outstanding as of June 30, 2009, as well as inter-company debt;
• any debt provided that no event of default shall exist or result therefrom and the Company’s leverage ratio does not exceed 2.5 to 1.0;
• debt not otherwise permitted by express exceptions set forth in the Supplemental Indentures up to an aggregate amount of $5.0 million; and
• other negotiated exceptions.

In the event that the Company refinances the Series A and Series B Notes and the terms thereof contain limitations on indebtedness that are more restrictive than the terms set forth in the Supplemental Indentures, the terms of the Supplemental Indentures will be automatically modified to incorporate the more restrictive terms.

Furthermore, the Supplemental Indentures restrict the Company from declaring additional dividends or distributions on its capital stock, among other payments, until the Trust Preferred Securities have been paid and satisfied in full, except as permitted in accordance with provisions that are substantially similar to the provisions of the agreements governing the Series A and Series B Notes. The Company may make dividends and distributions, among other payments, in an amount equal to 30% of its consolidated net income so long as such payments do not cause the consolidated net worth to fall below $50 million and provided further that (i) no event of default has occurred and is continuing with respect to the agreements governing the Trust Preferred Securities, or would occur as a result of such payments, (ii) the Company had a leverage ratio of less than 2.5 to 1.0 during the previous 12 months and (iii) the Company’s consolidated net worth was at least $50 million for the previous 12 months.

The Supplemental Indentures also provide the representative of the holders of the Trust Preferred Securities with certain inspection rights. These provisions supersede the temporary waiver of the Net Worth Covenants obtained from the holders of the Trust Preferred Securities in November 2008. The Company paid the holders of the Trust Preferred Securities a fee of $250,000 on July 31, 2009 and committed to pay such holders an additional fee of $250,000 on or before July 31, 2010 in connection with the Supplemental Indentures.

The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indentures, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 7.01 Regulation FD Disclosure.

On August 5, 2009, the Company issued a press release announcing the Supplemental Indentures amending the Trust Preferred Securities. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8 K:

10.1 Third Supplemental Indenture, dated as of July 31, 2009, to and under the Junior Subordinated Indenture, dated as of September 29, 2005, by and among Deerfield Capital LLC and The Bank of New York Mellon Trust Company, National Association (as successor to JPMorgan Chase Bank, National Association), as trustee, and with respect to certain provisions, each of The Bank of New York Mellon Trust Company, National Association, in its capacity as property trustee, Deerfield Capital Trust I, Taberna Preferred Funding III, Ltd. and Taberna Preferred Funding V, Ltd.

10.2 Third Supplemental Indenture, dated as of July 31, 2009, to and under the Junior Subordinated Indenture, dated as of August 2, 2006, by and among Deerfield Capital LLC and The Bank of New York Mellon Trust Company, National Association (as successor to JPMorgan Chase Bank, National Association), as trustee, and with respect to certain provisions, each of The Bank of New York Mellon Trust Company, National Association, in its capacity as property trustee, Deerfield Capital Trust II and Taberna Preferred Funding VII Ltd.

10.3 Third Supplemental Indenture, dated as of July 31, 2009, to and under the Junior Subordinated Indenture, dated as of October 27, 2006, by and among Deerfield Capital LLC and The Bank of New York Mellon Trust Company, National Association (as successor to JPMorgan Chase Bank, National Association), as trustee, and with respect to certain provisions, each of The Bank of New York Mellon Trust Company, National Association, in its capacity as property trustee, Deerfield Capital Trust III, Taberna Preferred Funding VIII, Ltd. and Taberna Preferred Funding IX, Ltd.

99.1 Press Release issued by the Company on August 5, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERFIELD CAPITAL CORP.

August 5, 2009	By:	/s/ Robert A. Contreras

Name: Robert A. Contreras
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Third Supplemental Indenture, dated as of July 31, 2009, to and under the Junior Subordinated Indenture, dated as of September 29, 2005, by and among Deerfield Capital LLC and The Bank of New York Mellon Trust Company, National Association (as successor to JPMorgan Chase Bank, National Association), as trustee, and with respect to certain provisions, each of The Bank of New York Mellon Trust Company, National Association, in its capacity as property trustee, Deerfield Capital Trust I, Taberna Preferred Funding III, Ltd. and Taberna Preferred Funding V, Ltd.
10.2	Third Supplemental Indenture, dated as of July 31, 2009, to and under the Junior Subordinated Indenture, dated as of August 2, 2006, by and among Deerfield Capital LLC and The Bank of New York Mellon Trust Company, National Association (as successor to JPMorgan Chase Bank, National Association), as trustee, and with respect to certain provisions, each of The Bank of New York Mellon Trust Company, National Association, in its capacity as property trustee, Deerfield Capital Trust II and Taberna Preferred Funding VII Ltd.
10.3	Third Supplemental Indenture, dated as of July 31, 2009, to and under the Junior Subordinated Indenture, dated as of October 27, 2006, by and among Deerfield Capital LLC and The Bank of New York Mellon Trust Company, National Association (as successor to JPMorgan Chase Bank, National Association), as trustee, and with respect to certain provisions, each of The Bank of New York Mellon Trust Company, National Association, in its capacity as property trustee, Deerfield Capital Trust III, Taberna Preferred Funding VIII, Ltd. and Taberna Preferred Funding IX, Ltd.
99.1	Press Release issued by the Company on August 5, 2009